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Chase Bank - Retail Card Services Group                                                       Monthly Report
Certificateholders' Statement                                Chase Credit Card Master Trust
                                                              Series 1996-4

Section 5.2 - Supplement                             Class A        Class B       Collateral               Total
-----------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                           0.00           0.00             0.00                0.00

(ii)   Monthly Interest Distributed                    7,366,511.06     635,974.14       853,210.33        8,855,695.53
       Deficiency Amounts                                      0.00           0.00                                 0.00
       Additional Interest                                     0.00           0.00                                 0.00
       Accrued and Unpaid Interest                                                             0.00                0.00

(iii)  Collections of Principal Receivables          150,242,229.00  12,520,114.21     16,097,453.22      178,859,796.43

(iv)   Collections of Finance Charge Receivables      22,632,903.64   1,886,064.53      2,424,964.74       26,943,932.90

(v)    Aggregate Amount of Principal Receivables                                                       13,590,636,764.41

                                 Investor Interest 1,400,000,000.00 116,666,000.00    150,000,666.67    1,666,666,666.67
                                 Adjusted Interest 1,400,000,000.00 116,666,000.00    150,000,666.67    1,666,666,666.67

                                      Series
       Floating Investor Percentage           12.26%         84.00%         7.00%              9.00%             100.00%
       Fixed Investor Percentage              12.26%         84.00%         7.00%              9.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
             Current                                                                                              94.85%
             30 to 59 days                                                                                         1.67%
             60 to 89 days                                                                                         1.17%
             90 or more days                                                                                       2.31%
                                    Total Receivables                                                            100.00%

(vii)  Investor Default Amount                         9,090,198.50     757,512.21        973,954.17      10,821,664.88

(viii  Investor Charge-Offs                                    0.00           0.00              0.00               0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions              0.00           0.00              0.00

(x)    Servicing Fee                                   1,166,666.67      97,221.67        125,000.56       1,388,888.89

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                            11.61%

(xii)  Reallocated Monthly Principal                                          0.00              0.00               0.00

(xiii) Closing Investor Interest(Class A Adjusted) 1,400,000,000.00 116,666,000.00    150,000,666.67   1,666,666,666.67

(xiv)  LIBOR                                                                                                    5.9805%

(xv)   Principal Funding Account Balance                                                                           0.00

(xvi)  Accumulation Shortfall                                                                                      0.00

(xvii) Principal Funding Investment Proceeds                                                                       0.00

(xviii)Principal Investment Funding Shortfall
                                                                                                               =============

(xix)  Available Funds                                21,466,236.97   1,788,842.86      2,299,964.18      25,555,044.01

(xx)   Certificate Rate                                    6.1105%     6.3305%      6.6055%

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Chase Bank - Retail Card Services Group                                                                 Monthly Report
Certificateholders' Statement                                     Chase Credit Card Master Trust
                                                                  Series 1997-1

Section 5.2 - Supplement                                     Class A      Class B     Collateral                  Total
-----------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                              0.00          0.00            0.00                      0.00

(ii)    Monthly Interest Distributed                       6,011,451.54    517,457.12      703,502.66              7,232,411.33
        Deficiency Amounts                                         0.00          0.00                                      0.00
        Additional Interest                                        0.00          0.00                                      0.00
        Accrued and Unpaid Interest                                                              0.00                      0.00

(iii)   Collections of Principal Receivables             123,413,259.53 10,284,402.52   13,222,885.00            146,920,547.06

(iv)    Collections of Finance Charge Receivables         18,591,313.70  1,549,270.75    1,991,931.86             22,132,516.31

(v)     Aggregate Amount of Principal Receivables                                                             13,590,636,764.41

                                  Investor Interest    1,150,000,000.00 95,833,000.00  123,214,619.00          1,369,047,619.00
                                  Adjusted Interest    1,150,000,000.00 95,833,000.00  123,214,619.00          1,369,047,619.00

                                            Series
        Floating Investor Percentage                10.07%        84.00%        7.00%         9.00%                     100.00%
        Fixed Investor Percentage                   10.07%        84.00%        7.00%         9.00%                     100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                   94.85%
               30 to 59 days                                                                                              1.67%
               60 to 89 days                                                                                              1.17%
               90 or more days                                                                                            2.31%
                                         Total Receivables                                                              100.00%

(vii)   Investor Default Amount                            7,466,948.77    622,243.57      800,032.39             8,889,224.73

(viii)  Investor Charge-Offs                                       0.00          0.00            0.00                     0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                 0.00          0.00            0.00

(x)     Servicing Fee                                        958,333.33     79,860.83      102,678.85              1,140,873.02

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                    11.61%

(xii)   Reallocated Monthly Principal                                            0.00            0.00                      0.00

(xiii)  Closing Investor Interest (Class A Adjusted)   1,150,000,000.00 95,833,000.00  123,214,619.00          1,369,047,619.00

(xiv)   LIBOR                                                                                                           5.9805%

(xv)    Principal Funding Account Balance                                                                                  0.00

(xvi)   Accumulation Shortfall                                                                                             0.00

(xvii)  Principal Funding Investment Proceeds                                                                              0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                                  ===============
(xix)   Available Funds                                   17,632,980.37  1,469,409.92    1,889,253.01             20,991,643.29

(xx)    Certificate Rate                                           6.0705%      6.2705%       6.6305%

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Chase Bank - Retail Card Services Group                                                               Monthly Report
Certificateholders' Statement                                      Chase Credit Card Master Trust
                                                                Series 1997-2

Section 5.2 - Supplement                                Class A          Class B        Collateral                  Total
--------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                            0.00           0.00            0.00                     0.00

(ii)    Monthly Interest Distributed                     7,875,000.00     458,095.13      658,905.98             8,992,001.11
        Deficiency Amounts                                       0.00           0.00                                     0.00
        Additional Interest                                      0.00           0.00                                     0.00
        Accrued and Unpaid Interest                                                             0.00                     0.00

(iii)   Collections of Principal Receivables           160,973,816.78   9,146,210.32   12,804,764.74           182,924,791.85

(iv)    Collections of Finance Charge Receivables       24,249,539.61   1,377,810.34    1,928,945.07            27,556,295.02

(v)     Aggregate Amount of Principal Receivables                                                           13,590,636,764.41

                                Investor Interest 1,500,000,000.00     85,227,000.00  119,318,455.00         1,704,545,455.00
                                Adjusted Interest 1,500,000,000.00     85,227,000.00  119,318,455.00         1,704,545,455.00

                                           Series
        Floating Investor Percentage               12.54%       88.00%        5.00%         7.00%                     100.00%
        Fixed Investor Percentage                  12.54%       88.00%        5.00%         7.00%                     100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                 94.85%
               30 to 59 days                                                                                            1.67%
               60 to 89 days                                                                                            1.17%
               90 or more days                                                                                          2.31%
                                        Total Receivables                                                             100.00%

(vii)   Investor Default Amount                          9,739,498.40     553,378.82      774,734.60           11,067,611.82

(viii)  Investor Charge-Offs                                     0.00           0.00            0.00                    0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions               0.00           0.00            0.00

(x)     Servicing Fee                                    1,250,000.00      71,022.50       99,432.05            1,420,454.55

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                11.61%

(xii)   Reallocated Monthly Principal                                           0.00            0.00                    0.00

(xiii)  Closing Investor Interest (Class A Adjusted)  1,500,000,000.00 85,227,000.00  119,318,455.00        1,704,545,455.00

(xiv)   LIBOR                                                                                            N/A

(xv)    Principal Funding Account Balance                                                                               0.00

(xvi)   Accumulation Shortfall                                                                                          0.00

(xvii)  Principal Funding Investment Proceeds                                                                           0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                               ==============
(xix)   Available Funds                                  22,999,539.61  1,306,787.84    1,829,513.02            26,135,840.47

(xx)    Certificate Rate                                         6.3000%      6.4500%       6.4805%

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Chase Bank - Retail Card Services Group                                                                      Monthly Report
Certificateholders' Statement                                  Chase Credit Card Master Trust
                                                                  Series 1997-3

Section 5.2 - Supplement                             Class A               Class B     Collateral                     Total
---------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                         0.00              0.00           0.00                         0.00

(ii)    Monthly Interest Distributed                          0.00        113,565.64     155,243.43                   268,809.07
        Deficiency Amounts                                    0.00              0.00                                        0.00
        Additional Interest                                   0.00              0.00                                        0.00
        Accrued and Unpaid Interest                                                            0.00                         0.00

(iii)   Collections of Principal Receivables         26,828,969.46      2,235,711.68   2,874,568.26                31,939,249.40

(iv)    Collections of Finance Charge Receivables     4,041,589.93        336,793.77     433,032.89                 4,811,416.60

(v)     Aggregate Amount of Principal Receivables                                                              13,590,636,764.41

                              Investor Interest     250,000,000.00     20,833,000.00  26,786,048.00               297,619,048.00
                              Adjusted Interest     250,000,000.00     20,833,000.00  26,786,048.00               297,619,048.00

                                      Series
        Floating Investor Percentage             2.19%       84.00%       7.00%        9.00%                              100.00%
        Fixed Investor Percentage                2.19%       84.00%       7.00%        9.00%                              100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                      94.85%
              30 to 59 days                                                                                                 1.67%
              60 to 89 days                                                                                                 1.17%
              90 or more days                                                                                               2.31%
                                      Total Receivables                                                                   100.00%

(vii)   Investor Default Amount                       1,623,249.73       135,268.65    173,921.78                   1,932,440.16

(viii)  Investor Charge-Offs                                  0.00             0.00          0.00                           0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions            0.00             0.00          0.00

(x)     Servicing Fee                                   208,333.33        17,360.83     22,321.71                     248,015.87

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                    11.61%

(xii)   Reallocated Monthly Principal                                          0.00          0.00                           0.00

(xiii)  Closing Investor Interest (Class A Adjusted)250,000,000.00    20,833,000.00 26,786,048.00                 297,619,048.00

(xiv)   LIBOR                                                                                                      N/A

(xv)    Principal Funding Account Balance                                                                                   0.00

(xvi)   Accumulation Shortfall                                                                                              0.00

(xvii)  Principal Funding Investment Proceeds                                                                               0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                                   ==============

(xix)   Available Funds                               3,833,256.60       319,432.94    410,711.18                   4,563,400.72

(xx)   Certificate Rate                                      6.7770%     6.3305%      6.7305%

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